Exhibit 10.2

CALADRIUS BIOSCIENCES, INC.

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of September 14, 2016 (the “Effective Date”), by and among Caladrius Biosciences, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1.AUTHORIZATION OF SALE OF SHARES.

The Company has authorized the sale and issuance of 3,389,831 shares of its Common Stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Initial Closing (as defined below) shall be referred to as the “Initial Shares” and the shares of Common Stock sold hereunder at the Second Closing (as defined below) shall be referred to as the “Second Closing Shares,” and together with the Initial Shares, the “Shares.”

SECTION 2.AGREEMENT TO SELL AND PURCHASE THE SHARES.

2.1    Sale of Shares. At the Initial Closing and the Second Closing (both as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company the number of Initial Shares and Second Closing Shares, respectively, set forth opposite such Purchaser’s name on the Schedule of Purchasers. The purchase price of one share of Common Stock is $4.72 and the aggregate purchase price for the Shares purchased by each Purchaser is set forth opposite such Purchaser’s name on the Schedule of Purchasers. In the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock after the effectiveness of this Agreement and prior to the Initial Closing or the Second Closing, as the case may be, the number of shares of Common Stock to be sold to a Purchaser in such Closing and the purchase price for such Shares shall be appropriately adjusted and Exhibit A attached hereto shall be updated accordingly.

2.2    Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

SECTION 3.CLOSINGS AND DELIVERY.

3.1    Closings. The closing of the purchase and sale of the Initial Shares (which Initial Shares are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Initial Closing”) shall be held on September 19, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, or on such other date and place as may be agreed to by the Company and the Purchasers. The closing of the purchase and sale of the Second Closing Shares (which Second Closing Shares are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Second Closing”) shall be held within ten (10) days following the satisfaction of the conditions set forth in Section 7.5 hereof at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, or on such other date and place as may be agreed to by the Company and the Purchasers. At or prior to the Initial Closing and the Second Closing, respectively, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of such Initial Closing or Second Closing (each a “Closing Date”).

3.2    Issuance of the Shares at the Closings. At the Initial Closing and Second Closing, the Company shall issue or deliver to each Purchaser evidence of a book entry position evidencing the Initial Shares and Second Closing Shares, respectively, purchased by such Purchaser hereunder, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of such Initial Shares and Second Closing Shares to be purchased by such Purchaser at such Initial Closing and Second Closing, respectively, as set forth in the Schedule of Purchasers against payment of the purchase price for such Initial Shares and Second Closing Shares. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire and the Selling Stockholder Notice and Questionnaire in the form attached hereto as Appendix I and II (the “Purchaser Questionnaire” and the “Selling Stockholder Questionnaire”, respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Initial Closing.

3.3    Delivery of the Registration Rights Agreement and Lock-Up Agreement. At the Initial Closing, (i) the Company and each Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Appendix III (the “Registration Rights Agreement”), with respect to the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) each Purchaser shall execute and deliver to the Company a Lock-Up Agreement in the form attached hereto as Appendix IV (the “Lock-Up Agreement”).

SECTION 4.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth on the Schedule of Exceptions delivered to the Purchasers concurrently with the execution of this Agreement (the “Schedule of Exceptions”) or as otherwise described in the SEC Documents (as defined below), which disclosures qualify these representations and warranties in their entirety, the Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchasers as follows:

4.1    Organization and Standing. The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, has full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as presently conducted, and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, results of operations, prospects or properties of the Company (a “Material Adverse Effect”).

4.2    Corporate Power; Authorization. The Company has all requisite corporate power, and has taken all requisite corporate action, to execute and deliver this Agreement and the Registration Rights Agreement (as defined below and collectively, the “Transaction Documents”), sell and issue the Shares and carry out and perform all of its obligations under the Transaction Documents. Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws. The Company has not received a written notification that any proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except as disclosed in the SEC Documents, the Company does not own or control, directly or indirectly, any corporation, association or other entity. Complete and correct copies of the certificate of incorporation and bylaws of the Company as in effect on the Effective Date have been filed by the Company with the SEC.

4.3    Issuance and Delivery of the Shares. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable. Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required (i) under state or other securities or blue sky laws or (ii) pursuant to the Registration Rights Agreement.

4.4    SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the past 12 calendar months. As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all documents filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

4.5    Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of common stock and 20,000,000 shares of undesignated Preferred Stock. As of the Effective Date, there are 10,000 shares of Preferred Stock issued and outstanding and there are 5,925,379 shares of Common Stock issued and outstanding and 10,999 shares issued and held by the Company as treasury shares. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are 687,913 shares of Common Stock reserved for issuance pursuant to options outstanding on such date pursuant to the Company’s 2015 Equity Compensation Plan, 2009 Amended & Restated Equity Compensation Plan and 2003 Equity Participation Plan (as well as any automatic increases in the number of shares of the Company’s common stock reserved for future issuance under these plans) and 362,650 shares of Common Stock reserved for issuance pursuant to existing warrants to purchase shares of Common Stock. The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party.

4.6    Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that will have a Material Adverse Effect or that would otherwise be required to be disclosed in the SEC Documents, whether or not arising from transactions in the ordinary course of business.

4.7    Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the rules of the NASDAQ Capital Market (“NASDAQ”) with respect to the listing of the Shares and (c) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.8    No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except in the case of clauses (ii) and (iii) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, have a Material Adverse Effect.

4.9    No Material Adverse Change. Since December 31, 2015, except as disclosed in Schedule 4.9 to the Schedule of Exceptions, and except as disclosed in the SEC Documents, there have not been any changes, or developments that would reasonably be expected to result in changes, in the authorized capital, assets, liabilities, financial condition, business, Material Agreements or operations of the Company from that reflected in the Financial Statements as of that date, except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business, properties, financial condition or results of operations of the Company.

4.10    No General Solicitation. Neither the Company nor, to the knowledge of the Company, any person acting for the Company, has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Shares being offered hereby. The Company will not distribute any offering material in connection with the sale of the Shares prior to the Closing Date, other than this Agreement, the Registration Rights Agreement and the SEC Documents.

4.11    No Integrated Offering. Neither of the Company, nor any of its affiliates nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

4.12    Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 relating to loans.

4.13    Intellectual Property. The Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the SEC Documents to be conducted (the “Company Intellectual Property”). To the knowledge of the Company, there are no rights of third parties to any Company Intellectual Property, other than as licensed by the Company. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened material action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened material action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened material action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) which have not been disclosed to the USPTO and which would preclude the grant of a patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property.

4.14    Compliance with NASDAQ Continued Listing Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ. Other than as disclosed in the SEC Documents, the Company is in compliance with applicable NASDAQ continued listing requirements. Other than as disclosed in the SEC Documents, there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on NASDAQ and the Company has not received any notice of, nor to the Company’s knowledge is there any reasonable basis for, the delisting of the Common Stock from NASDAQ. The Company has taken all actions necessary to list the Shares for quotation on NASDAQ, if necessary. The Company is in compliance with all corporate governance requirements of the NASDAQ except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Company shall comply with all requirements of NASDAQ with respect to the issuance of the Shares and the listing of the Shares on the NASDAQ and such other securities exchange or automated quotation system, as applicable. The sale and issuance of the Shares does not require stockholder approval, including, without limitation, pursuant to the rules and regulations of NASDAQ.

4.15    Disclosure. To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchasers upon their request are, when taken together with the SEC Documents and the Schedule of Exceptions, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.16    Contracts. Each franchise, contract or other document of a character required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents under the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described or filed.

4.17    Properties and Assets. The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted or proposed to be conducted. Except as set forth in the SEC Documents: (i) the Company has good and marketable title to all properties and assets described in the SEC Documents as owned by it free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, whether imposed by agreement, contract, understanding, law, equity or otherwise, except for Permitted Liens (as defined below) or where any failure to have good and marketable title to such properties and assets, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (ii) the Company has valid and enforceable leases, including without limitation any leases that are the subject of any sale and leaseback arrangement, for all properties described in the SEC Documents as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. A “Permitted Lien” shall mean (i) liens for taxes not yet due, (ii) mechanics liens and similar liens for labor, materials or supplies incurred in the ordinary course of business for amounts that are not delinquent and (iii) any liens that individually or in the aggregate are not material.

4.18    Compliance. Except as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Company is and has been in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or out-licensed by the Company (a “Company Product”), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other governmental entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (ii) the Company possesses all licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of its properties or the conduct of its business as it relates to a Company Product and as described in the SEC Documents (collectively, “Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iii) the Company has not received any written notice of adverse finding, warning letter or other written correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other governmental entity alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) the Company has not received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental entity or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any knowledge that any such governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any noncompliance with or violation of any Applicable Laws by the Company that would reasonably be expected to require the issuance of any such written notice or result in an investigation, corrective action, or enforcement action by the FDA or similar governmental entity with respect to a Company Product; (v) the Company has not received written notice that any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such governmental entity has threatened or is considering such action with respect to a Company Product; and (vi) the Company has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). To the Company’s knowledge, neither the Company nor any of its directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental entity.

4.19    Taxes. The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as contemplated in the SEC Documents) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as contemplated in the SEC Documents.

4.20    Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

4.21    Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

4.22    Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its businesses, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.23    Price of Common Stock. Neither the Company nor, to its knowledge, any of its affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

4.24    Governmental Permits, Etc. The Company possesses all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.25    Internal Control over Financial Reporting; Sarbanes-Oxley Matters. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal controls over financial reporting are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company is not aware of any material weakness in its internal controls over financial reporting. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

4.26    Foreign Corrupt Practices. The Company is not nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.27    Labor. No labor problem or dispute with the employees of the Company exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as contemplated in the SEC Documents.

4.28    ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the most recently completed fiscal year of the Company; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company may have any liability.

4.29    Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

4.30    Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.31    OFAC. The Company is not nor, to the knowledge of the Company, any director, officer, agent or employee of the Company (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanction Persons”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). The Company is not nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to the Purchasers or is not material to the analysis under any Sanctions, the Company has not engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

SECTION 5.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1    Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a)Such Purchaser (if an entity) is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

(b)Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any Placement Agent, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(c)The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Such Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(d)Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) have been duly authorized and approved by all necessary action and (ii) do not and will not violate or constitute a default under such Purchaser’s charter, by-laws or other constituent document by which such Purchaser is bound.

(e)The execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and by general equitable principles.

(f)Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker dealer. Purchaser is not party to any agreement for distribution of any of the Shares.

(g)    Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire for use in preparation of the Registration Statement, and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date and the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(h)    Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(i)    Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(j)    Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(k)    Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

5.2    Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser discussed with the Company the transactions contemplated hereby and ending immediately prior to the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to affect Short Sales or similar transactions in the future.

5.3    Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.4    Legends.

(a)    Purchaser understands that, until such time as the Shares have been sold pursuant to the Registration Statement or the Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(b)    The Company agrees that at such time as such legend is no longer required under this Section, it will, no later than ten business days following the delivery by a Purchaser to the Company, or the Company’s transfer agent, of a certificate representing Shares, bearing a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares or, at the Purchaser’s request, a certificate that is free from any legend referring to the Securities Act. For the avoidance of doubt, the Company shall have the same foregoing requirement and obligations in the event the Shares are initially issued in book entry form with “stop transfer” or similar restricting instructions. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company. All costs and expenses related to the removal of the legends and the reissuance of any Shares shall be borne by the Company.

(c)    The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at the Depository Trust Company (“DTC”) or in physical certificated shares, if appropriate, if (i) such Shares are registered for resale under the Securities Act (provided that, if the Purchase is selling pursuant to the effective registration statement registering the Shares for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Subject to receipt of such representations, and covenants as are contemplated hereby, following the earlier of (i) the effective date of the Registration Statement or (ii) Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Section. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.

5.5    Restricted Securities. Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.6    Post-Transaction Ownership. Each Purchaser acknowledges that in accordance with Nasdaq Listing Rule 5635(b), that stockholder approval would be required if, following the transactions contemplated hereby, such Purchaser, together with its affiliates, were to own more than 19.99% of the total outstanding Common Stock of the Company or of the total voting power of the Company’s securities. Each Purchaser acknowledges that the transactions contemplated hereby are intended to be compliant with Nasdaq Listing Rules without the need for Company stockholder approval, and represents and warrants to the Company that the purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with other person with whom such Purchase has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchase does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

SECTION 6.    CONDITIONS TO COMPANY’S OBLIGATIONS AT THE INITIAL CLOSING AND SECOND CLOSING.

The Company’s obligation to complete the sale and issuance of the Initial Shares and Second Closing Shares and deliver the Initial Shares and Second Closing Shares to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Initial Closing and Second Closing, respectively, shall be subject to the following conditions to the extent not waived by the Company:

6.1    Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Initial Shares or Second Closing Shares being purchased by such Purchaser at the Initial Closing or Second Closing Shares, respectively, as set forth in the Schedule of Purchasers.

6.2    Representations and Warranties. The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

6.3    Receipt of Executed Documents. Such Purchaser shall have executed and delivered to the Company at the Initial Closing the Registration Rights Agreement, the Purchaser Questionnaire, the Selling Stockholder Questionnaire and the Lock-Up Agreement.

SECTION 7.    CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE INITIAL CLOSING AND SECOND CLOSING.

Each Purchaser’s obligation to accept delivery of the Initial Shares and Second Closing Shares and to pay for the Initial Shares and Second Closing Shares shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1    Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct as of, and as if made on, the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.2    Receipt of Executed Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

7.3    Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.4    Stop Orders. No stop order or suspension of trading shall have been imposed by the NASDAQ Capital Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

7.5    Sanford Project: T-Rex Study. Each Purchaser’s obligation to accept delivery of the Second Closing Shares and to pay for the Second Closing Shares shall be subject to (i) there being no Material Adverse Effect and no material adverse change in the FDA approval process or progress related to CLBS03 (the Sanford Project: T-Rex Study) and (ii) there having been enrolled at least 70 subjects in the Company’s Phase 2 CLBS03 Study.

SECTION 8.    Termination of Obligations to Effect Closing; Effects.

8.1    The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to affect the Closings shall terminate as follows:

(a)    Prior to the Second Closing, upon the mutual written consent of the Company and each of the Purchasers that agreed to purchase, or following the Initial Closing have purchased, the Initial Shares pursuant to this Agreement;

(b)    Following the Second Closing, upon the mutual written consent of the Company and the Purchasers that have purchased a majority of the Shares pursuant to this Agreement;

(c)    By the Company with respect to any Closing if any of the conditions set forth in Section 6 applicable to such Closing shall have become incapable of fulfillment with respect to each Purchaser, and shall not have been waived by the Company; or

(d)    With respect to the Initial Closing, by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser, prior to the Initial Closing; or

(e)    With respect to the Second Closing, by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser, prior to the applicable Closing; provided, however, that, except in the case of clauses (a) and (b) above, the party seeking to terminate its obligation to effect the Initial Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Initial Closing.

8.2    In the event of the completion of a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a change of control of the Company (each, a “Company Sale”), the obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closings shall be at Purchaser’s election predicated on Purchaser having funded at least sixty percent (60%) of its total investment in the Initial Closing. If Purchaser has funded less than sixty percent (60%) of its total investment in the Initial Closing, then Purchaser will not be entitled to effect the Closing upon Company Sale. For purposes hereof, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a Person or group of affiliated Persons, of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock if, after such transfer, such Person or group of affiliated Persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).

8.3    Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

SECTION 9.     BROKER'S FEES

The Company and each Purchaser (severally and not jointly) hereby represent that there are no brokers or finders entitled to compensation in connection with the sale of the Shares.

SECTION 10.     INDEMNIFICATION

10.1    Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers, each of their respective directors, members, officers, employees, representatives, agents and advisors and each Person, if any, who controls any Purchaser within the meaning of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement or any failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section 6 above respecting sale of the Shares, or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

10.2    Indemnification by Purchasers. Each Purchaser shall severally, and not jointly, indemnify and hold harmless the Company, each of its directors and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 7 above respecting the sale of the Shares unless such failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser or (ii) the inaccuracy of any representation made by such Purchaser herein, in each case only to the extent of its investment made herein, and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling Persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

SECTION 11.     NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Caladrius Biosciences, Inc.
106 Allen Road, Fourth Floor
Basking Ridge, New Jersey 07920
Attention: General Counsel
Facsimile: (646) 417-6860
E-Mail: tgirolamo@caladrius.com

with a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, New York 10017
Attention: Jeffrey P. Schultz, Esq.
Facsimile: (212) 983-3115
E-Mail: JSchultz@mintz.com

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(a)    if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.
SECTION 12.    MISCELLANEOUS.

12.1    Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares.

12.2    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.3    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.4    Replacement of Shares. If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

12.5    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

12.6    Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, District of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, District of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

12.7    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.8    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

12.9    Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibit and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

12.10    Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, except that the Company agrees to reimburse the Purchasers for documented fees and expenses, including expenses of counsel, incurred in connection with the transactions contemplated hereby in an amount not to exceed $25,000 in the aggregate.

12.11    Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. No party may assign its rights or obligations under this

Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party, provided, however, that a Purchaser may assign its rights hereunder with respect to any Shares transferred to a “Qualified Holder” pursuant to and in compliance with Section 7(g) of the Registration Rights Agreement, and may designate such Qualified Holder to perform the duties of the Purchaser hereunder with respect to such transferred Shares; provided further that irrespective of such transfer and designation the Purchaser shall remain obligated hereunder with respect to all of such Purchaser’s purchased Shares. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

12.12    Representation by Counsel. Each party hereto acknowledges that it has been advised by legal and any other counsel retained by such party in its sole discretion. Each party acknowledges that such party has had a full opportunity to review this Agreement and all related agreements and to negotiate any and all such documents in its sole discretion, without any undue influence by any other party hereto or any third party.

12.13    No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CALADRIUS BIOSCIENCES, INC.

By:     ________________________________
Name:     ________________________________
Title:     ________________________________

PURCHASERS:

By: _________________________________
Name: _________________________________
Title: _________________________________

Address: Fax: ______________________________
E-Mail: ______________________________

EXHIBIT A
SCHEDULE OF PURCHASERS

Purchaser	Consideration to be Paid to the Company for the Initial Shares	Initial Shares to be Purchased from the Company (1)	Consideration to be Paid to the Company for the Second Closing Shares	Second Closing Shares to be Purchased from the Company (1)	Total Consideration to be Paid to the Company for the Shares	Total Shares to be Purchased from the Company
	$		$		$
	$		$		$
	$		$		$
	$		$		$

(1) No Purchaser (individually or together with other person with whom such Purchase has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) may purchase an amount of Shares that would cause such Purchaser to acquire a controlling interest in the Company under NASDAQ Listing Rule 5635(b).